Exhibit 99.1

Bunker Hill Mining Announces Enhancements to Private Placements

and Major Capital Restructuring

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA – March 25, 2025 – Bunker Hill Mining Corp. (TSX-V: BNKR | OTCQB: BHLL) (“Bunker Hill” or the “Company”) is pleased to announce significant progress and enhancements to capital restructuring and equity financing initiative, previously announced on March 6, 2025. This is designed to ensure the Bunker Hill Zinc-Silver-Lead Mine in the Silver Valley, Idaho (the “Project”) remains on track for commissioning and operations in the second half of 2025, with nameplate 1,800 tons per day production expected in the first half of 2026.

Highlights of the Enhanced Restructuring and Financing:

●	Teck Resources Limited (“Teck”) to provide a lead commitment of US$10 million in funding to Bunker Hill by means of a lead order and promissory note, and additional equity thereafter alongside the brokered private placement offering, matching total funds raised on a two-to-one basis.

●	Company targeting US$10-15 million of new equity in the brokered private placement offering led by BMO Capital Markets, CIBC Capital Markets and Red Cloud Securities Inc. and including National Bank. The order book is set to close on Thursday, March 27th, 2025.

●	Warrant offering improved – The term of the warrants issuable in connection with the Private Placements will be increased from a period of 12 months to a period of three years following the date of issuance.

●	Additional debt restructuring achieved – Sprott Streaming and Royalty Corp. (together with its affiliates, “Sprott Streaming”) agrees to convert an additional US$6 million of outstanding debt into equity, for a total of US$21 million. This is in addition to the US$6,105,000 (a principal amount of US$6 million plus all accrued and unpaid interest thereon) to be settled with Sprott Streaming, as announced in the Company’s news release of March 6, 2025. This represents a total of approximately US$27 million of debt conversion, significantly improving the Project’s debt-to-equity ratio.

●	In response to the Presidential Executive Order issued on March 20th, 2025 designed to strengthen American mineral production, Bunker Hill has been invited to accelerate the process designed to unlock a US$150 million of US Export-Import Bank (“US EXIM”) finance package for its Bunker 2.0 (2,500 tons per day) expansion project, as described in the existing Letter of Intent issued in October 2024.

Sam Ash, President & CEO, commented: “Working with our strategic investors, Teck, Sprott Streaming, and Monetary Metals, and the syndicate of brokers led by BMO Capital Markets, CIBC and Red Cloud, we are pleased to announce these enhancements to the previously announced Private Placements and our intention to close the book on Thursday, March 27th, 2025.”

Equity Financings: The brokered private placement offering led by BMO Capital Markets, CIBC Capital Markets and Red Cloud Securities Inc., including National Bank, is set to close the order book on Thursday, March 27th for minimum aggregate gross proceeds of US$10 million (C$14,370,000), and up to maximum aggregate gross proceeds of US$15 million (C$21,555,000) (the “Brokered Offering”). Teck has agreed to contribute, through a non-brokered private placement, $2 for every $1 raised through the Brokered Offering in aggregate, with a minimum lead order of US$6.6 million and total gross proceeds of up to US$30 million (C$43,110,000)1 (collectively, the “Non-Brokered Offering” and together with the Brokered Offering, the “Private Placements”), subject to shareholder approval, closing of the debt restructuring transactions and other customary closing conditions. Proceeds will be used to support the construction, start-up, and ramp-up of the Project. In connection with the Non-Brokered Offering, the Company and Teck have amended the subscription agreement dated March 5, 2025 to, among other things, amend the closing condition thereunder requiring the Company to raise aggregate gross proceeds of at least US$20 million under the Brokered Offering to a minimum of at least US$10 million.

The closing of the Private Placements remain subject to approval from the TSX Venture Exchange (the “TSX-V”).

Short-Term Bridge Financing and Promissory Note: Teck has provided an unsecured promissory note for an aggregate principal amount of up to US$3,400,000 (the “Note”) to ensure sufficient short-term funding to keep the Project on track while the Private Placements close. The Note will bear interest at 12% per annum, with such interest being capitalized and added to the principal amount outstanding under the Note monthly. The Note will be available in multiple advances, at the discretion of Teck, and is payable on demand from Teck.

Debt Restructuring and Strengthened Balance Sheet: With challenging market conditions triggered by the tariff war rhetoric, the Company has reduced the scope of the previously announced transactions with a focus on advancing the Project to production. Concurrent with the closing of the Private Placements, and subject to the Company obtaining the requisite shareholder consent and TSX-V approval, the Company will close on the previously announced debt restructurings, which are expected to significantly strengthen the Company’s balance sheet, reduce financing costs, lower all-in costs and increase life-of-mine free cash flow.

Debt Restructuring Developments: In connection with the previously announced debt restructurings, the Company has elected to reduce the aggregate principal amount of the two senior secured Series 3 convertible debentures (“Series 3 CD”) issuable to Sprott Streaming from US$10 million to US$4 million. Instead, the Company will issue up to an additional 57,142,857 shares of common stock of the Company (“Common Shares”) at a deemed issuance price of US$0.1052 per Common Share (the “Offering Price”) to Sprott Streaming, in addition to the proposed issuance of up to 142,857,143 Common Shares at the Offering Price (“Sprott Tranche II Shares”), instead of the up to 142,857,142 Common Shares as previously announced in the Company’s news release of March 6, 2025, for a maximum of up to 200,000,000 Common Shares issuable to Sprott Streaming for the conversion of an aggregate of US$21 million of outstanding debt into equity. The Company also intends to amend and restate the existing Series I convertible debentures in the aggregate principal amount of US$6 million (of which, the full US$6 million principal amount remains outstanding) and Series 2 convertible debentures in the aggregate principal amount of US$15 million (of which, the full US$15 million remains outstanding), each as more fully described in the Company’s news release of March 6, 2025.

1Based on a USD/CAD exchange rate of 1.4370 as published by the Bank of Canada on March 5, 2025.

2As provided for in the Company’s news release of March 6, 2025.

By way of an update to the previously announced intention between the Company and Monetary Metals Bond III LLC (together with its affiliates, “Monetary Metals”) enter into an amending agreement to the note purchase agreement dated August 8, 2024, as previously by amended by a first amending agreement dated November 11, 2024 (the “MM NPA”), the parties intend to, among other things, (i) reduce the interest rate payable on advances under the existing loan by Monetary Metals to Silver Valley Metals Corp., a wholly-owned subsidiary of the Company, in the aggregate principal amount equal to the U.S. dollar equivalent of up to 1,200,000 troy ounces of silver (the “Silver Loan”) from 15% to 13.5%; (ii) clarify the calculation of the cash flow sweep; (iii) extend the availability date for advances of the Silver Loan from January 31, 2025 to June 30, 2025; and (v) in connection with any advances of the Silver Loan, to provide for the issuance of bonus warrants (“Bonus Warrants”) in such number and on such terms as to be agreed upon between the parties before issuance and subject to prior approval from the TSX-V (however, in any event, the aggregate number of Bonus Warrants issued to Monetary Metals under the Silver Loan will not exceed the maximum amount of 3,000,000 allowable under the MM NPA). The interest rate and maturity date of the underlying Monetary Metals bond with investors remain unchanged.

Additional Debt Settlement: In connection with the Company’s capital restructuring and equity financing initiative, the Company intends to enter into agreements with certain creditors to settle outstanding receivables (including accrued and unpaid interest thereon) in the aggregate amount of up to US$4 million in exchange for equity in the Company at the Offering Price. The issuance of equity securities of the Company in satisfaction of the outstanding debts remains subject to prior approval of the TSX-V.

Assuming the completion of (i) the maximum offering amount under the Brokered Offering (excluding the exercise of the options granted to BMO Capital Markets, CIBC Capital Markets and Red Cloud Securities Inc. in connection therewith), (ii) the maximum offering amount under the Non-Brokered Offering, and (iii) the issuance of the maximum number of securities to Sprott Streaming in connection with the above-referenced debt restructuring transactions, the Company expects that Teck will beneficially own, directly or indirectly, or exercise control or direction over, 309,499,008 Common Shares and warrants to purchase an additional 145,808,532 Common Shares, representing approximately 29.6% of the Company’s then issued and outstanding Common Shares on a non-diluted basis and approximately 38.2% on a partially diluted basis.

Teck’s purchase of equity units of the Company under the Non-Brokered Offering is being made for investment purposes. Teck may determine to increase or decrease its investment in the Company depending on market conditions and any other relevant factors. This release is required to be issued under the early warning requirements of applicable securities laws. Teck’s head office is located at Suite 3300 – 550 Burrard Street, Vancouver, BC, V6C 0B3. In satisfaction of the requirements of the National Instrument 62-104 - Take-Over Bids And Issuer Bids and National Instrument 62-103 - The Early Warning System and Related Take-Over Bid and Insider Reporting Issues, early warning reports respecting the acquisition of Common Shares and warrants to purchase additional Common Shares by Teck or its affiliates will be filed under the Company’s SEDAR+ at www.sedarplus.ca. A copy of Teck’s early warning report to be filed in connection with the Non-Brokered Offering may also be obtained by contacting Dale Steeves at 236-987-7405.

About Bunker Hill Mining Corp.

Bunker Hill Mining Corp. is an American mineral exploration and development company focused on revitalizing our historic mining asset: the renowned zinc, silver, and lead deposit in northern Idaho’s prolific Coeur d’Alene mining district. Our strategic initiative aims to breathe new life into a once-productive mine, leveraging modern exploration techniques and sustainable development practices to unlock the potential of this mineral-rich region.

On behalf of Bunker Hill

Sam Ash

President, Chief Executive Officer and Director

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSX-V nor its Regulation Services Provider (as that term is defined in the policies of the TSX-V) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding: the Company’s objectives, goals or future plans, including with respect to the restart and development of the Project in a manner that maximizes shareholder value; the enhancement of the previously announced Private Placements and debt restructuring transactions; the achievement of future short-term, medium-term and long-term operational strategies, including the timing of commissioning, operations and production; the process for obtaining a loan from US EXIM; improvements to the Project’s debt to equity ratio; the finalization date of the purchasers under the Private Placements; the aggregate gross proceeds under the Private Placements; the warrants issuable under the Private Placements; amendments to the definitive documentation related to the Non-Brokered Offering; the intended use of the net proceeds of the Private Placements; the terms and consummation of the Series 3 CD and related Common Share issuances; the intended use of funds advanced under the Note and the timing of any such advances; the terms of and anticipated benefits of the transactions contemplated herein, including the Company’s ability to enter into definitive documentation with respect to the transactions contemplated herein or complete the transactions contemplated herein on the terms described herein by their expected closing date or at all; Teck’s holdings of the Company’s issued and outstanding common shares; the anticipated benefits of the debt restructurings to the Company; the anticipated benefits of working together with Teck, Sprott and Monetary Metals; the terms and consummation of the amendments with Monetary Metals; the issuance and terms of the Bonus Warrants; the issuance of securities in satisfaction of outstanding liabilities of the Company; the creation of mining jobs in the Silver Valley, Idaho; the Company’s expectations about the sufficiency of the funds to see the Project into production; the Company obtaining all necessary stockholder, regulatory and stock exchange approvals with respect to the transactions contemplated herein, including the approval of the TSX-V and the requisite consent from shareholders; and Bunker Hill’s ability to secure sufficient project financing to complete the construction and development of the Project and move it to commercial production on an acceptable timeline, on acceptable terms, or at all. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the restart and development of the Project on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder, including following the restructuring transactions, if completed; further drilling and geotechnical work supporting the planned restart and operations at the Project; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: Bunker Hill’s ability to consummate the transactions contemplated herein on the terms described herein or at all; Bunker Hill’s ability to obtain the requisite shareholder consent; Bunker Hill’s ability to realize the anticipated benefits of the transactions contemplated herein; Bunker Hill’s ability to use the net proceeds of the Private Placements in a manner that will increase the value of stockholders’ investments; the dilution of current stockholders as a result of the consummation of the Private Placements; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Project or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Project and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; risks related to tariffs and trade protectionism measures; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Project complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).